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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2002

UNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-12431 (Commission File Number)	22-3282551 (IRS Employer Identification No.)
64 OLD HIGHWAY 22, CLINTON, NEW JERSEY (Address of principal executive offices)		08809 (Zip Code)

Registrant's telephone number, including area code (908) 730-7630

Item 5. Other Events and Regulation FD Disclosure

        Included with this current report on Form 8-K as Exhibit 99 is the Registrant's President's message, the full text of which is incorporated by reference in response to this item.

Item 7. Financial Statements and Exhibits.

        The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description
99	Presidents Message dated October 23, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY BANCORP, INC. (Registrant)
Dated: October 24, 2002	By:	/s/ JAMES A. HUGHES Chief Financial Officer

Exhibit Index

Current Report on 8-K

Exhibit No.	Description
99	Presidents Message dated October 23, 2002

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Current Report on 8-K